                                                  Exhibit 4.06



                                 FIRST AMENDMENT

          FIRST AMENDMENT, dated as of December 28, 1994 (this "AMENDMENT"), to the Credit Agreement, dated as of September 1, 1994 (as amended, supplemented or otherwise modified prior to the date hereof, the "CREDIT AGREEMENT"), among W.
R. GRACE & CO.-CONN., a Connecticut corporation (the "COMPANY"), W. R. GRACE & CO., a New York corporation ("GRACE NEW YORK"), the banks parties thereto (the "BANKS") and CHEMICAL BANK, a New York banking corporation, as agent (in such capacity the "AGENT") for the Banks.

                              W I T N E S S E T H :

          WHEREAS, the Company, Grace New York and Citibank, N.A. have requested the Agent and the Banks to agree to amend the Credit Agreement to terminate the commitment of Citibank, N.A. thereunder; and

          WHEREAS, the Agent and the Banks are willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Grace New York, Citibank, N.A., the other Banks and the Agent hereby agree as follows:

          1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2. AMENDMENT TO SCHEDULE I. The first page of Schedule I to the Credit Agreement is hereby deleted and Schedule I to this Amendment is hereby substituted in lieu thereof.

          3. CONSENT. The Agent and each of the Banks parties hereto consent to the prepayment of the Loans in the manner contemplated by Section 4(b) of this Amendment.

          4. EFFECTIVENESS. This Amendment shall become effective upon (a) receipt by the Agent of evidence satisfactory to the Agent that this Amendment has been executed and delivered by the Company, Grace New York, Citibank, N.A. and the Majority Banks and (b) if any Loans are outstanding, the prepayment by the Borrower of Loans to the extent (if any) necessary so that (i) the aggregate Loan Outstandings plus the Aggregate Outstanding Bilateral Option Loans shall not exceed the aggregate Commitments of the Banks as amended by this Amendment,
(ii) the outstanding principal amount of the Revolving Credit Loans of the Banks are

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                                                                               2

outstanding pro rata according to the respective Commitment Percentages of the Banks as amended by this Amendment and (iii) no Bid Loans or Bilateral Option Loans made by Citibank, N.A. are outstanding.

          5. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents (if any) shall remain in full force and effect in accordance with their respective terms.

          6. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                                                                               3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              W. R. GRACE & CO.-CONN.


                              By:__________________________
                                 Title:


                              W. R. GRACE & CO.


                              By:__________________________
                                 Title:


                              CHEMICAL BANK, as Agent


                              By:_______________________________
                                 Title:


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                                                                               4

          The undersigned Banks hereby consent and agree to the foregoing
Amendment:

                              CHEMICAL BANK


                              By:____________________________
                                 Title:


                              ABN AMRO BANK N.V.



                              By:____________________________
                                 Title:



                              By:____________________________
                                 Title:


                              BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION



                              By:____________________________
                                 Title:



                              THE BANK OF NOVA SCOTIA



                              By:____________________________
                                 Title:



                              BARCLAYS BANK PLC


                              By:____________________________
                                 Title:

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                                                                               5

                              THE CHASE MANHATTAN BANK, N.A.



                              By:____________________________
                                 Title:


                              CITIBANK, N.A.



                              By:____________________________
                                 Title:


                              COMMERZBANK AG, ATLANTA AGENCY



                              By:____________________________
                                 Title:



                              By:____________________________
                                 Title:


                              CREDIT LYONNAIS ATLANTA AGENCY



                              By:____________________________
                                 Title:



                              DRESDNER BANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES



                              By:____________________________
                                 Title:



                              By:____________________________
                                 Title:

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                                                                               6

                              THE HONGKONG AND SHANGHAI
                                BANKING CORPORATION LIMITED



                              By:____________________________
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK



                              By:____________________________
                                 Title:


                              NATIONSBANK OF FLORIDA, N.A.



                              By:____________________________
                                 Title:


                              SWISS BANK CORPORATION-NEW
                                YORK BRANCH



                              By:____________________________
                                 Title:



                              By:____________________________
                                 Title:



                              UNION BANK OF SWITZERLAND



                              By:____________________________
                                 Title:



                              By:____________________________
                                 Title:

                                                             SCHEDULE I



BANK                                          COMMITMENT
----                                         ------------

Chemical Bank                                $25,000,000

ABN AMRO Bank                                $25,000,000

Bank of America National
  Trust and Savings Assoc.                   $25,000,000

The Bank of Nova Scotia                      $25,000,000

Barclays Bank PLC                            $25,000,000

The Chase Manhattan Bank, N.A.               $25,000,000

Commerzbank AG, Atlanta Agency               $25,000,000

Credity Lyonnais,
 Atlanta Agency                              $25,000,000

Dresdner Bank AG                             $25,000,000

The Hongkong and Shanghai
 Banking Corporation Limited                 $25,000,000

Morgan Guaranty Trust Company
 of New York                                 $25,000,000

NationsBank of Florida, N.A.                 $25,000,000

Swiss Bank Corporation
  New York Branch                            $25,000,000

Union Bank of Switzerland                    $25,000,000
                                        ----------------
                                        $350,000,000,000
                                        ----------------
                                        ----------------